Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant      ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPORTANT ANNUAL GENERAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/RBI2022 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Fold Restaurant Brands International Inc. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Restaurant Brands International Inc. Annual General Meeting to be Held on June 15, 2022 We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and the location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/RBI2022 Easy Online Access — A Convenient Way to View Proxy Materials and Vote Fold When you go online to view the proxy materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RBI2022 to view the proxy materials. Step 2: Click on Cast Your Vote. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. You may also access our proxy materials in the investor relations section of our website at www.rbi.com and under our issuer profile at www.sedar.com. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request for a paper copy as instructed on the reverse side on or before June 1, 2022 to facilitate timely delivery. TIHQ 01TGQA

Restaurant Brands International Inc. Meeting Notice Restaurant Brands International Inc. Annual General Meeting of Shareholders will be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on June 15, 2022 and virtually at https://web.lumiagm.com/463171999 at 8:00 a.m. (Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors.    Nominees:    Alexandre Behring    João M. Castro-Neves    Maximilien de Limburg Stirum    Paul J. Fribourg    Neil Golden    Ali Hedayat    Golnar Khosrowshahi    Marc Lemann    Jason Melbourne    Giovanni (John) Prato    Daniel S. Schwartz    Thecla Sweeney 2. Approval, on a non-binding advisory basis, of the compensation paid to named executive officers. 3. Appoint KPMG LLP as auditors. The Board of Directors recommends that you vote AGAINST the following proposal. 4. Shareholder proposal to report on business strategy in the face of labour market pressure including information on franchisee human capital management. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:59 p.m. (Eastern Time) on June 13, 2022 or, if the meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last Business Day preceding the day of the reconvened meeting. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person. For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at investor@rbi.com. Here’s how to order a paper copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/RBI2022. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. g Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to service@computershare.com with “Proxy Materials Restaurant Brands International Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received on or before June 1, 2022. 01TGRD

IMPORTANT ANNUAL GENERAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/RBI2022 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Fold Restaurant Brands International Inc. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Restaurant Brands International Inc. Annual General Meeting to be Held on June 15, 2022 We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and the location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/RBI2022 Easy Online Access — A Convenient Way to View Proxy Materials and Vote Fold When you go online to view the proxy materials, you can also vote. Step 1: Go to www.envisionreports.com/RBI2022 to view the proxy materials. Step 2: Click on Cast Your Vote. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. You may also access our proxy materials in the investor relations section of our website at www.rbi.com and under our issuer profile at www.sedar.com. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request for a paper copy as instructed on the reverse side on or before June 1, 2022 to facilitate timely delivery. RBPQ 01TH4A

Restaurant Brands International Inc. Annual General Meeting of Shareholders will be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on June 15, 2022 and virtually at https://web.lumiagm.com/463171999 at 8:00 a.m. (Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors.    Nominees:    Alexandre Behring    João M. Castro-Neves    Maximilien de Limburg Stirum    Paul J. Fribourg    Neil Golden    Ali Hedayat    Golnar Khosrowshahi    Marc Lemann    Jason Melbourne    Giovanni (John) Prato    Daniel S. Schwartz    Thecla Sweeney 2. Approval, on a non-binding advisory basis, of the compensation paid to named executive officers. 3. Appoint KPMG LLP as auditors. The Board of Directors recommends that you vote AGAINST the following proposal. 4. Shareholder proposal to report on business strategy in the face of labour market pressure including information on franchisee human capital management. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. You must vote online or request a paper copy of the proxy materials to receive a voting instruction form. Your online vote or completed voting instruction form must be received by 11:59 p.m. (Eastern Time) on June 13, 2022 or, if the meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last Business Day preceding the day of the reconvened meeting. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the voting instruction form to appoint such person. For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at investor@rbi.com. Here’s how to order a paper copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/RBI2022. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. g Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to service@computershare.com with “Proxy Materials Restaurant Brands International Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received on or before June 1, 2022. 01TH5C